UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement        [ ]    Confidential, For Use by the
[ ]      Definitive Proxy Statement                Commission Only (as permitted
[ ]      Definitive Additional Materials by Rule 14a-6(e)(2)
[ ]      Soliciting Material Under Rule 14a-12

                           Country Mutual Funds Trust
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies: N/A

-------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies: N/A

------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

-------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction: N/A

-------------------------------------------------------------------------
(5)  Total fee paid: N/A


-------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials. [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid: N/A

-------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.: N/A

-------------------------------------------------------------------------
(3)  Filing Party: N/A

-------------------------------------------------------------------------
(4)  Date Filed: N/A

-------------------------------------------------------------------------
Notes:


                            COUNTRY GROWTH FUND, INC.
                       COUNTRY ASSET ALLOCATION FUND, INC.
                       COUNTRY TAX EXEMPT BOND FUND, INC.
                 COUNTRY TAXABLE FIXED INCOME SERIES FUND, INC.
                                  808 IAA Drive
                           Bloomington, Illinois 61702




                            Proxy Statement Materials


                       IMPORTANT VOTING INFORMATION INSIDE





                                Table of Contents


Letter from the Chairman of the Boards
Notice of Annual Meeting of Shareholders
Proxy Statement
Proxy Card
Exhibit A:        Agreement and Plan of Reorganization
Exhibit B:        Declaration of Trust





                            COUNTRY GROWTH FUND, INC.
                       COUNTRY ASSET ALLOCATION FUND, INC.
                       COUNTRY TAX EXEMPT BOND FUND, INC.
                 COUNTRY TAXABLE FIXED INCOME SERIES FUND, INC.
                                  808 IAA Drive
                           Bloomington, Illinois 61702



August 31, 2001

Dear Shareholder:

We are pleased to invite you to an Annual Meeting of Shareholders of COUNTRY GROWTH FUND, INC., COUNTRY ASSET ALLOCATION FUND, INC., COUNTRY TAX EXEMPT BOND FUND, INC. and COUNTRY TAXABLE FIXED INCOME SERIES FUND, INC. to be held in the Board of Directors room of the Illinois Agricultural Association(R)building, 1701 N. Towanda Avenue, Bloomington, Illinois on Monday, October 29, 2001 at 10:30 a.m. central time. At the meeting you will be asked to vote on important proposals affecting the Funds. The Boards of Directors of the Funds unanimously agreed that these proposals are in the Funds' and your best interests.

I am sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please do not delay. When shareholders fail to return their proxies, additional expenses incur to pay for follow-up mailings and telephone calls. PLEASE REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE PROXY CARD TODAY.

After reviewing each matter carefully, the Boards of Directors unanimously recommend that you vote 'FOR' each proposal.

YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWN. Detailed information about the proposals and the reasons for them are contained in the proxy statement. Please take the time to review the material, cast your vote on the enclosed proxy card and return the Proxy Card in the enclosed postage-paid envelope.

We thank you for your time in considering these important proposals and for your continuing investment in and support of COUNTRY Mutual Funds.


Sincerely,



Ronald R. Warfield
President & Director



                            COUNTRY GROWTH FUND, INC.
                       COUNTRY ASSET ALLOCATION FUND, INC.
                       COUNTRY TAX EXEMPT BOND FUND, INC.
                 COUNTRY TAXABLE FIXED INCOME SERIES FUND, INC.
                                  808 IAA Drive
                           Bloomington, Illinois 61702

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held Monday, October 29, 2001

           THIS IS THE FORMAL AGENDA FOR THE FUNDS' ANNUAL MEETING. IT
              TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME
              AND PLACE OF THE MEETING, IN CASE YOU WANT TO ATTEND
                                   IN PERSON.

TO OUR SHAREHOLDERS:

An Annual Meeting of Shareholders of COUNTRY GROWTH FUND, INC., COUNTRY ASSET ALLOCATION FUND, INC., COUNTRY TAX EXEMPT BOND FUND, INC. and COUNTRY TAXABLE FIXED INCOME SERIES FUND, INC. (collectively with their series, the "Funds"), will be held in the Board of Directors room of the Illinois Agricultural Association(R)building, 1701 N. Towanda Avenue, Bloomington, Illinois on Monday, October 29, 2001 at 10:30 a.m., Central Time, to vote on the following proposals:

1. A proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of the Funds from Maryland corporations into a Delaware business trust, Country Mutual Funds Trust (the "Trust") with individual series for each of the Funds (the "Successor Funds"). THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR THIS PROPOSAL.
2. A proposal to elect the nominees named in the attached proxy statement to serve on the Funds' Boards of Directors. THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE.
3. Any other business that may properly come before the meeting or any adjournment.

Shareholders of record at the close of business on August 31, 2001 are entitled to receive notice of and to vote at the Annual Meeting or any postponements or adjournments.

                             YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.
-------------------------------------------------------------------------------

As a shareholder of the Fund(s), you are asked to attend the Meeting either in person or by proxy. If you are unable to attend the Meeting, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed postage prepaid envelope. Your prompt return of the proxy card will help assure a quorum at the Meeting and avoid additional expenses to the Fund associated with further solicitation. Sending in your proxy card will not prevent you from voting your shares in person at the Meeting and you may revoke your proxy by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted.
--------------------------------------------------------------------------------

                                           By Order of the Boards of Directors,


                                           Paul M. Harmon
                                           Secretary

Bloomington, Illinois
August 31, 2001





                                 PROXY STATEMENT
                                       OF
                              COUNTRY GROWTH, INC.
                       COUNTRY ASSET ALLOCATION FUND, INC.
                       COUNTRY TAX EXEMPT BOND FUND, INC.
                 COUNTRY TAXABLE FIXED INCOME SERIES FUND, INC.

This proxy statement contains the information you should know before voting on the proposals summarized below regarding Country Growth Fund, Inc., Country Asset Allocation Fund, Inc., Country Tax Exempt Bond Fund, Inc. and Country Taxable Fixed Income Series Fund, Inc. (the "Companies") (the Companies and their series are collectively referred to herein as the "Funds" and individually as the "Fund").

The Funds will furnish without charge a copy of their Annual Report and most recent Semi-Annual Report to any shareholder who asks for them. Shareholders who want to obtain a copy of the Funds' reports should write to: Country Mutual Funds, PO Box 701, Milwaukee, WI 53201-0701 or should call (800) 245-2100.

                                  INTRODUCTION

This proxy statement is being used by the Boards of Directors to solicit proxies to be voted at an Annual Meeting of Shareholders of the Funds. This meeting will be held in the Board of Directors room of the Illinois Agricultural Association(R) Building, 1701 N. Towanda Avenue, Bloomington, Illinois 61702, at 10:30 a.m., central time, on Monday, October 29, 2001 to consider and act upon the following:

1. A proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of the Funds from Maryland corporations into a Delaware business trust, Country Mutual Funds Trust (the "Trust") with individual series for each of the Funds (the "Successor Funds") . THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR THIS PROPOSAL.
2. A proposal to elect the nominees named in the attached proxy statement to serve on the Funds' Boards of Directors. THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE.
3. Any other business that may properly come before the meeting or any adjournment.

These proposals affect shareholders of all Funds. This proxy statement and the proxy card are being mailed to the Funds' shareholders on or about August 31, 2001.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record on August 31, 2001 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.


                                   PROPOSAL 1
               TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

At the meeting, the shareholders of each of the Companies will be asked to approve the reorganization. If shareholder approval is obtained for each of the Funds, and the other conditions to the closing of the reorganization (the "Closing") are met, shareholders will receive shares of the Successor Fund equal in value to their holdings of Fund shares immediately before the reorganization. Each Fund will then be terminated and liquidated, and the Companies will be dissolved under Maryland law and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act").

Each Successor Fund will differ in some respects from the Funds, and these differences are described in more detail below. The following sections describe:

>>       Purpose of the Reorganization
>>       Description of the Reorganization
>>       Governance of the Trust
>>       Changes to Names & Investment Strategies of Certain Funds
>>       New Share Classes of the Funds
>>       Comparison of Investment Policies & Restrictions
>>       Ratification of Election of Trustees
>>       Other Information About the Reorganization

PURPOSE OF THE REORGANIZATION

At the meeting of the Funds' Boards of Directors on July 30, 2001, the Directors, including the Directors who are not "interested persons" of the Funds or their Adviser ("Independent Directors"), unanimously approved and recommended that the Funds' shareholders approve a reorganization of the Funds as series of a business trust under the laws of the state of Delaware. The Funds are currently organized through four (4) separate corporations under the laws of the state of Maryland. The most efficient way for the Funds to become a Delaware business trust is by a tax-free reorganization of the type described in this proxy statement.

By operating all six (6) Funds under one Delaware business trust, the Funds will take advantage of the greater operational flexibility available under the Delaware Business Trust Act and the efficiencies of operating under one corporate charter. These advantages include:

o Cost savings relating to the reduction of certain accounting, legal and securities registration costs, through streamlining our corporate structure from four (4) corporations into one (1) business trust;

o Granting the Funds' Trustees greater power to act without shareholder approval, thus avoiding the time and expense of calling a shareholder meeting, mailing proxy materials and soliciting shareholders; and

o Enabling the Funds to adopt new methods of operation and employ new technologies that are expected to reduce costs of operation and are generally not expressly permitted under Maryland law, such as electronic communications with shareholders.

Also, as described below, reorganization of the Funds will entail several other changes that will benefit shareholders. These changes include new names and investment strategies for some of the Funds, the creation of new classes of shares of the Funds and streamlined investment restrictions.

Based on information provided by the Funds' Adviser, COUNTRYSM Trust Bank, and distributor, Quasar Distributors, LLC, the Boards of Directors believe that reorganizing the Funds as series of a Delaware business trust offers certain advantages over the current form of organization. The Funds' management expects that shareholders ultimately will benefit from these advantages. In addition, the new form of organization will not change the investment objectives, policies or procedures of the Funds, except as described in this proxy statement. Because it believes that these advantages would allow the Funds to operate more
efficiently,   the  Boards  of  Directors  have  determined  that  the  proposed
reorganization   would  be  in  the  best  interests  of  the  Funds  and  their shareholders.

DESCRIPTION OF REORGANIZATION

The reorganization will take place according to the terms and conditions of an Agreement and Plan of Reorganization between the Funds and the Delaware business trust. You are being asked to approve the Agreement and Plan of Reorganization, a copy of which is attached to this proxy statement as Exhibit A. The agreement provides for the reorganization of the Funds as series of a Delaware business trust on the following terms:

          A new Delaware business trust has been created with one trustee and shareholder. The sole shareholder will, prior to the reorganization, elect a full Board of Trustees, authorize the issuance of the proper series and classes of shares, approve the investment advisory agreement, distribution plan and other agreements, approve the selection of auditors and all other actions necessary for the Trust to begin operations.

          The reorganization is scheduled to occur on or about October 31, 2001. The Funds will transfer all of their assets to a corresponding series of the new Delaware trust and the new series will assume all of the Funds' liabilities. Until the completion of this transfer and the actions described below, the Successor Funds will have no assets.

          Each Successor Fund will issue to the corresponding Fund a number of Class Y shares identical to the number of, and with the same net asset value per share as, the corresponding Fund's common shares.

          Each Fund will distribute shares of the corresponding Successor Fund to shareholders of record of the Fund on the reorganization date. As a result, shareholders of the Funds will end up as Class Y shareholders of the Successor Funds.

After the reorganization, the Funds will be terminated and you will own shares of the Successor Funds, which will continue to carry on the business of the Funds in substantially the same manner as before the reorganization.

The Funds' Boards of Directors may terminate the Agreement and Plan of Reorganization (even if the shareholders of the Funds have already approved it) at any time before the reorganization date, if the Boards believe that proceeding with the reorganization would no longer be advisable.

GOVERNANCE OF THE FUND

If shareholders approve this proposal, the Funds will be governed by one Delaware Declaration of Trust rather than by four Maryland Articles of Incorporation. The table below will answer several questions that you might have about how the Successor Funds' operations under the Delaware Declaration of Trust will differ from operation of the Funds under the Maryland Articles of Incorporation.


                                                                           MARYLAND              DELAWARE
DIFFERENCES IN FUND OPERATIONS                                            CORPORATIONS         BUSINESS TRUST
o   Liability for state franchise taxes?                                      Yes                    No
o   Can the fund issue unlimited number of shares?                             No                   Yes
o   Can the fund offer multiple classes of shares, without amending            No                   Yes
    governing documents.
o   Do the Directors/Trustees have the power to amend the governing        Generally no          Generally yes
    instrument without shareholder approval?
o   Termination possible without shareholder approval?                         No                   Yes
o   Can the Directors/Trustees amend the bylaws with a majority (as            No                   Yes
    opposed to a supermajority) vote?
o   Can Directors/Trustees act without a meeting, with the written             No                   Yes
    approval of a majority of members?
o   Can Directors/Trustees effect a merger or consolidation with               No                   Yes
    another entity without shareholder approval?
o   Can Directors/Trustees cause any series to become a separate               No                   Yes
    trust without shareholder approval?
o   Can Directors/Trustees change the corporation's or trust's                 No                   Yes
    domicile without shareholder approval?
o   Can Directors/Trustees approve a share split without                   Generally no             Yes
    shareholder approval?
o   Is dollar based voting (i.e., one vote per dollar of net asset             No                   Yes
    value, rather than one vote per share) permissible?
o   Does state law impose additional Director/Trustee liability               Yes                   No
    other than what the federal securities law already prescribes?
o   Does state law impose additional possible shareholder liability           Yes                   No
    for receipt of distributions in excess of legal limits?
o   Quorum of Shareholder Requirements                                 Majority of Shares    33 1/3 % of Shares
o   Quorum of Director/Trustee Requirements                               Majority of        1/3rd of Trustees
                                                                           Directors


The above discussion is only a summary of certain of the differences between (i) The Trust, its Declaration of Trust and Bylaws and Delaware law, and (ii) the Funds, their Articles of Incorporation and Bylaws and Maryland law. It is not a complete list of differences. You may refer to the provisions of the Articles of Incorporation and Bylaws of the Funds and Maryland law, and the Declaration of Trust, Trust Bylaws and Delaware law for a more thorough comparison. The Declaration of Trust is attached as Exhibit B. You can also obtain a copy of the Companies' Articles of Incorporation, Bylaws, and the Declaration of Trust and Trust Bylaws without charge by calling the Secretary of the Funds at (309) 557-2542.

CHANGES TO NAMES AND INVESTMENT STRATEGIES OF CERTAIN FUNDS

As previously noted, there will be some differences between the names and investment strategies of the Funds and the Successor Funds. By approving the reorganization, shareholders will approve the following changes:

--------------------------------- ----------------------------- ---------------------------- -------------------------
          Current Name                      New Name               Change In Investment         Change In Strategy
                                                                        Limitations
--------------------------------- ----------------------------- ---------------------------- -------------------------
Country Asset Allocation Fund     Country Balanced Fund         Balanced Fund will be        None.  The Fund has
                                                                required to invest no less   historically been
                                                                than 25% in bonds and no     operated within these
                                                                more than 75% in stocks      constraints, although
                                                                (and no less than 25% in     it was not required to
                                                                stocks and no more than      do so.
                                                                75% in bonds).
--------------------------------- ----------------------------- ---------------------------- -------------------------
Country Short-Term Government     Country Short-Term Bond Fund  The Short-Term Bond Fund     Greater flexibility to
Bond Fund                                                       will not be required to      invest in corporate
                                                                invest 80% of its assets     bonds. Under previous
                                                                in Government. Under         SEC rules, the Fund
                                                                as it would have been        could invest up to 35%
                                                                under new SEC rules if       of assets in non-Government
                                                                "Government" was left in     bonds, which amount would
                                                                the name of the  Successor   have been reduced to 20% under
                                                                Fund, under the new SEC      new SEC rules.  By eliminating
                                                                rules.                       "Government" from the name, the
                                                                                             Successor Fund will be able
                                                                                             to invest freely in both government
                                                                                             and corporate bonds.
--------------------------------- ----------------------------- ---------------------------- -------------------------
Country Long-Term Bond Fund       Country Bond Fund             The Successor Fund will      More flexibility in
                                                                not be required to           average maturity of the
                                                                maintain a dollar-weighted   Fund.  The Successor
                                                                average maturity of ten      Fund will be able to
                                                                (10) or more years, as it    maintain a maturity of
                                                                would have under new SEC     five (5) years or
                                                                rules, if "Long-Term" were   more.  Therefore, it is
                                                                left in the name of the      likely that at times
                                                                Fund.                        the Bond Fund will
                                                                                             operate with a
                                                                                             lower average maturity
                                                                                             than at present as the
                                                                                             Long-Term Bond Fund.
-------------------------------------------------------------------------------------------------------------------


CLASSES OF SHARES OF EACH FUND

One difference between operation of the Funds and the Successor Funds is that the Successor Funds (except the Money Market Fund) will begin offering two classes of shares for sale to the public. As described in more detail below, shareholders of the Funds as of the Closing will receive Class Y shares of the applicable Successor Fund . Class Y shares will not be subject to an initial sales charge (although they will have a 12b-1 Plan of Distribution, in substantially the same form as currently used by the Funds). On a going forward basis after the reorganization, the Successor Funds will begin the sale of Class A shares of each series (except the Money Market Fund). Class A shares will be subject to an initial sales charge of 5.25% (for the Growth and Balanced Funds) and 2.5% (for the Tax Exempt Bond, Short-Term Bond and Bond Funds) and will also have a 12b-1 Plan of Distribution in substantially the same form as currently used by the Funds.

The purpose for offering Class A shares is to grow the assets of the Trust, with resulting reductions in the relative expenses of the Successor Funds.

Existing shareholders of the Funds will not be adversely affected by the creation of Class A shares, because they will not be subject to a sales charge on their existing shares and will be eligible to purchase Class Y shares of any of the COUNTRY Mutual Funds. Others eligible to purchase Class Y shares will include: trust and investment management customers of COUNTRY Trust Bank (the "Adviser"), and employees and agents of the Adviser and its affiliated companies. A complete list of those eligible to purchase Class Y shares will be provided in the new Prospectus of the Successor Funds.

Comparison of Investment Policies and Restrictions

Except as described in these Proxy Materials, the Funds' investment objective, principal investment strategies and investment risks will not change as a result of the reorganization. However, as noted, after the reorganization, the
Successor Funds will have a more streamlined set of fundamental and non-fundamental investment policies and restrictions. Some of the Funds' current investment policies and restrictions may limit their respective portfolio managers from investing in a security that is both consistent with the investment objective of such Fund and that may be a good investment. One reason for changing some of these investment policies is to remove restrictions that unnecessarily hamper the portfolio managers' investment discretion. Many of these restrictions were put in place by the Funds as a result of the directives of various state securities commissions. Changes to federal securities laws have superseded these directives. Another reason is the desire to create consistency between the investment restrictions of the various COUNTRY Mutual Funds. Finally, some of the changes have been made to comply with new SEC rules relating to the names of mutual funds.

The following chart describes some of the changes to the Fundamental Investment
Restrictions:

------------------- --------------------------------------------- --------------------------------------
        Fund                           Change                     Purposes / Intended Effect
------------------- --------------------------------------------- --------------------------------------
         All        Change borrowing and loan restrictions to     Consistency between Successor Funds.
                    prohibit borrowing by and loans to the        Simplify language and create greater
                    to Successor Funds, except as permitted by    flexibility the adapt to future changes
                    1940 Act.                                     in laws and regulations.
------------------- --------------------------------------------- --------------------------------------
         All        Add exception for underwriting restrictions   Prevent inadvertent violations of
                    to permit normal purchases and sales of       Fundamental Investment Restrictions.
                    securities that may technically be
                    considered "underwriting."
------------------- --------------------------------------------- --------------------------------------
         All        Add exception to real estate restrictions     Clarify permitted practices and prevent
                    to permit investments in real estate          inadvertent violations of Fundamental
                    companies and real estate acquired through    Investment Restrictions.
                    default, liquidation or other distributions.
------------------- --------------------------------------------- --------------------------------------
    Money Market    Add provision permitting investments in the   Prevent inadvertent violations of Fundamental
                    securities of any one issuer in the manner    Investment Restrictions and Rule 2a-7.
                    prescribed by Rule 2a-7 of the 1940 Act.
------------------- --------------------------------------------- --------------------------------------
       Growth       Add exception to per-issuer limitation for    Create consistency with other Successor Funds.
                    25% of the Successor Funds' assets.           Greater flexibility for portfolio managers.
                                                                  Eliminate restriction that went beyond
                                                                  requirements of 1940 Act.
------------------- --------------------------------------------- --------------------------------------
  Short-Term Bond,  Add restrictions that require 80% of assets   Comply with new SEC Rule 35d-1 under the
   Bond and Tax     be invested in bonds. Add restriction for     1940  Act.
   Exempt Bond Fund Tax Exempt Bond Fund that requires that 80%
                    of assets be invested in securities that
                    the income of which is exempt from federal
                    income tax.
------------------- --------------------------------------------- --------------------------------------
      Balanced      Add restriction requiring that the Balanced   Comply with SEC guidance for
                    Fund, at all times, be invested at least 25%  Balanced Funds.
                    in equities and 25% in bonds.
------------------- --------------------------------------------- --------------------------------------

This discussion is only a summary of certain of the differences between the Fundamental Investment Restrictions found in the SAI of the Funds and the Successor Funds. For a thorough comparison of the Fundamental Investment Restrictions and changes to the Non-fundamental Investment Restrictions and other investment policies, you may refer to the provisions of the current SAI of the Funds and the proposed SAI of the Successor Funds. You can obtain a copy of the current and proposed SAI by calling the Secretary of the Funds at (309) 557-2542.

RATIFICATION OF THE ELECTION OF TRUSTEES

As series of a Delaware business trust, the Funds will be governed by a Board of Trustees whose duties and responsibilities in governing mutual funds are essentially the same as those of the Boards of Directors. By voting in favor of the reorganization, stockholders of the Funds effectively will be ratifying the election by the Trust's sole initial shareholder of the Board of Trustees comprised of the members described below in the description of Proposal 2.

OTHER INFORMATION ABOUT THE REORGANIZATION

     Shareholder Accounts & Election

The Funds' transfer agent will establish accounts for all fund shareholders containing the appropriate number of shares of the Trust to be received by each shareholder at the close of the reorganization. Each account and its elections will be identical in all material respects to those currently maintained by the Funds for their shareholders.

     Service Providers

The Funds and Successor Funds have the same service providers. Upon completion of the reorganization, these service providers will continue to serve the Successor Funds in the capacities indicated:


--------------------------------------------------------------------------------
                    Service Providers to Country Mutual Funds
-------------------------------------- -----------------------------------------
Investment Adviser                     Country Trust Bank
-------------------------------------- -----------------------------------------
Distributor                            Quasar Distributors, LLC
-------------------------------------- -----------------------------------------
Custodian                              Country Trust Bank
-------------------------------------- -----------------------------------------
Transfer Agent                         Firstar Mutual Fund Services, LLC
-------------------------------------- -----------------------------------------
Administrator                          Firstar Mutual Fund Services, LLC
-------------------------------------- -----------------------------------------
Accounting Service Provider            Firstar Mutual Fund Services, LLC
-------------------------------------- -----------------------------------------
Independent Auditors                   PricewaterhouseCoopers LLP
-------------------------------------- -----------------------------------------


     Selection of Auditors

By voting in favor of the reorganization, stockholders of the Funds effectively will be ratifying the selection by the Trust's sole initial shareholder of PricewaterhouseCoopers, LLP as auditors for the Trust for the fiscal year ending June 30, 2002. PricewaterhouseCoopers, LLP currently serves as auditors of the Funds. PricewaterhouseCoopers, LLP has no direct or indirect financial interest in the Funds or the Trust, except as auditors and independent accountants.

     Investment Advisory Agreement

Country Trust Bank currently serves as investment adviser to the Funds, and the Trust and Country Trust Bank will enter into an Investment Advisory Agreement that is identical in substance to the current agreements between the Funds and the Adviser. By voting in favor of the reorganization, stockholders of the Funds effectively will be ratifying the selection of Country Trust Bank as investment adviser to the Trust and the approval by the Trust's sole initial shareholder of the Investment Advisory Agreement.

     Distribution Plan

The Trust will adopt a Distribution Plan that is identical in substance to the current Plans adopted by the Funds. By voting in favor of the reorganization, stockholders of the Funds effectively will be ratifying the adoption of a Plan of Distribution under Rule 12b-1 for all of the Successor Funds (except the Money Market Fund) and the approval of the Trust's sole initial shareholder of the Plan of Distribution.

     Expenses of the Reorganization

The costs of the reorganization are expected to be approximately $__________. Country Trust Bank and Country Capital Management Company will bear the costs of the reorganization. However, the Successor Funds will have some additional costs associated with operating multiple classes of shares and due to other changes associated with the reorganization.

     Tax Consequences

The reorganization will be tax-free for federal income tax purposes and will not take place unless the Funds receive a satisfactory opinion from Dechert, counsel to the Funds, substantially to the effect that:

          The reorganization  will be a  "reorganization"  within the meaning of
          Section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"), and each fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code:

          No gain or loss will be recognized by the Funds upon (1) the transfer of all of its assets and liabilities to the new series as described above or (2) the distribution by the Funds of shares of the Successor Funds to the Funds' shareholders;

          No gain or loss will be recognized by the Successor Funds upon the receipt of the Funds' assets solely in exchange for the issuance of shares of the Successor Funds and the assumption of all of the Funds' liabilities by the Successor Funds;

          The tax basis of the assets of the Funds acquired by the Successor Funds will be the same as the tax basis of those assets in the hands of the Funds immediately before the transfer;

          The tax holding period of the assets of the Funds in the hands of the Successor Funds will include the Funds' tax holding period for those assets;

          The shareholders of the Funds will not recognize gain or loss upon the exchange of all their shares of the Funds solely for shares of the Successor Funds as part of the reorganization;

          The tax basis of shares of the Successor Funds received by the Funds' shareholders in the reorganization will be the same as the tax basis of the shares of the Funds surrendered in exchange; and

          The tax holding period of the shares of the Successor Funds received by the Funds' shareholders will include the tax holding period of the Funds' shares surrendered in the exchange, provided that the shares of the Funds were held as capital assets on the date of the exchange.

     Surrender of Share Certificates

If your shares are represented by one or more share certificates before the reorganization date, you must either surrender the certificates to the Funds or deliver to the Funds a lost certificate affidavit, in the form that the Funds require. In addition, the Funds may require a surety bond to accompany the affidavit. On the reorganization date, all certificates that have not been surrendered: will be canceled, will not evidence ownership of a Fund's shares and will evidence ownership of a Successor Fund's shares.

Shareholders may not redeem or transfer shares of the Successor Funds received in the reorganization until they have surrendered their Fund share certificates or delivered a lost certificate affidavit. THE SUCCESSOR FUND WILL NOT ISSUE SHARE CERTIFICATES IN THE REORGANIZATION.

                       BOARD EVALUATION AND RECOMMENDATION

For the reasons described above, the Boards of Directors of the Funds, including the Independent Directors, unanimously approved the reorganization. In particular, the Directors determined that the reorganization was in the best interests of the Funds and that the interests of the Funds' shareholders would not be diluted as a result of the reorganization.

THE DIRECTORS RECOMMEND THAT THE FUNDS' SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

REQUIRED VOTE

The affirmative vote of two-thirds (2/3rds) of each of the Fund's shares outstanding and entitled to vote is required to approve the reorganization of the Funds as series of a Delaware business trust.


                                   PROPOSAL 2
                         ELECTION OF BOARDS OF DIRECTORS

If the stockholders of each of the Funds do not approve the reorganization, stockholders will be asked to elect each of the seven nominees described below as Directors of the Funds. Directors elected at the Meeting will serve as Directors until the next meeting of stockholders called for this purpose or until their successors are elected and qualified. Of those seven individuals, Messrs. Warfield, Shauman and Phelps and Ms. Erickson, Miller and Cole currently serve on the Boards of the Funds. Mr. Grace has not previously served on the Boards. Mr. Allen is not standing for reelection. Unless you direct otherwise, the persons named on the accompanying proxy card intend to vote at the meeting for the election of each nominee.

The following table sets forth each nominee's position(s) with the fund, age, address, principal occupation or employment during the past five years and Directorships.

---------------------------------------------------------------------------------------------------------------------
                            Interested Directors (1)
------------------------------- ------------------ ------------------------------------------------------------------
NAME, AGE, POSITION(S) WITH     FIRST BECAME       PRINCIPAL OCCUPATION OR EMPLOYMENT AND OTHER DIRECTORSHIPS
THE FUND, ADDRESS (2)           DIRECTOR
------------------------------- ------------------ ------------------------------------------------------------------
Ronald R. Warfield, 58          1994               Director and President:  Illinois Agricultural Association and
Director & President                               Affiliated Companies, 1993 to date(3);  Director and President:
                                                   Country Trust Bank(4), 1993 to date;  Director: American Farm
                                                   Bureau Federation and certain of its Affiliated Companies, 1996 to date. Farmer.
------------------------------- ------------------ ------------------------------------------------------------------
Robert L. Phelps, 49            2000               Director: Illinois Agricultural Association and Affiliated
Director                                           Companies, 1992 to date; Director:  Country Trust Bank, 1996 to date.  Farmer.
------------------------------- ------------------ ------------------------------------------------------------------
Wendell L. Shauman, 56          1999               Director: Illinois  Agricultural Association and Affiliated
Director                                           Companies, 1992 to 2000;   Director: Country Trust Bank, 1998 to
                                                   2000.  Farmer.
---------------------------------------------------------------------------------------------------------------------
                     Non-Interested (Independent) Directors
------------------------------- ------------------ ------------------------------------------------------------------
NAME, AGE, POSITION(S) WITH     FIRST BECAME       PRINCIPAL OCCUPATION OR EMPLOYMENT AND OTHER DIRECTORSHIPS
THE FUND, ADDRESS (2)           DIRECTOR
------------------------------- ------------------ ------------------------------------------------------------------
Nancy J. Erickson, 44           1995               President of McHatton Farm Management, Inc., 1981 to date.
Director                                           Farmer.
------------------------------- ------------------ ------------------------------------------------------------------
Ailene Miller, 75               1991               McLean County (Illinois) Board Member, 1986 to date; Member of
Director                                           IAA Foundation Trustee Emeritus, 1988 to date.
------------------------------- ------------------ ------------------------------------------------------------------
Charlot R. Cole, 60             1996               Property Developer, 1979 to date; Member Macoupin-Greene County
Director                                           Cooperation Extension Council (formerly Macoupin County
                                                   Cooperative Extension Council), 1992 to date and President, 1995 to date; Secretary/Treasurer, Cole Farms,Inc., 1993 to date.
                                                   Farmer.
------------------------------- ------------------ ------------------------------------------------------------------
Roger D. Grace, 54              Nominee            Director, Illini FS, Inc., 1990 to date; Secretary, Illini FS,
Director                                           Inc., 1997 to date.  Farmer.
------------------------------- ------------------ ------------------------------------------------------------------


------------------------

               (1) Each of the interested Directors/nominees serves (or in the case of Mr. Shauman, served within the past two (2) years) as a Director of the Illinois Agricultural Association
                    (IAA), Illinois Agricultural Holding Co. (IAHC), Country Life Insurance Company (CLIC), Country Mutual Insurance Company (CMIC), Country Trust Bank (CTB) and Country Capital Management Company (CCMC). IAA owns 98.3% of the outstanding voting securities of IAHC. IAHC owns 99.9% of the outstanding voting securities of CLIC. CLIC owns 95% (and CMIC owns 5% of) the outstanding voting securities of CTB. CLIC owns 100% of the outstanding voting securities of CCMC. Ronald R. Warfield is President of IAA, IAHC, CLIC, CMIC and CTB and Chairman of the Board of CCMC.
               (2) The mailing address for all the Funds' Officers and Directors is in care of the COUNTRY Mutual Funds, 808 IAA Drive, Bloomington, Illinois 61702.
               (3) Affiliated Companies of the Illinois Agricultural Association include without limitation members of the
                    COUNTRY Insurance & Financial Services Group, Illinois Agricultural Holding Co., AgriVisor Services, Inc., Illinois Agricultural Service Company and IAA Foundation.
               (4) Country Trust Bank was formed on May 1, 2000 and is the successor to IAA Trust Company an Illinois corporation with trust powers which was reorganized into a federal thrift.

As of June 30, 2001, the Officers, Directors and nominees, as a group, owned less than one percent (1%) of the outstanding shares of each of the Funds. Information about beneficial ownership of shares is based on information provided to the Funds by the Officers, Directors and nominees.

The same seven individuals serve on the Boards of all four corporations, representing the six Funds that comprise the COUNTRY Mutual Funds complex.


The following individual currently serves on the Boards of the Funds, but is not standing for reelection as a Director of the Companies:

---------------------------------- ---------------------------------------------
NAME, AGE, POSITION WITH THE FUND  PRINCIPAL OCCUPATION OR EMPLOYMENT AND OTHER
                                   DIRECTORSHIPS
---------------------------------- ---------------------------------------------
Herbert G. Allen, 71               Farmer.
Director
---------------------------------- ---------------------------------------------

During the fiscal year ended June 30, 2001, the Boards of Directors held four meetings. All of the nominees then serving as Directors attended at least 75% of the meetings of the Boards or applicable committee, if any, held during the fiscal year.

All of the nominees,  except for Wendell L. Shauman,  Roger D. Grace, and Robert
L. Phelps were most recently elected as Directors of the Fund at the Annual Meeting of Stockholders held on September 30, 1996 to serve until the next meeting of stockholders or until their successors are elected and qualified. All nominees have consented to serve as Directors and the Boards of Directors has no reason to believe that any of the persons named will become unavailable for election. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Boards of Directors may recommend, unless a decision is made to reduce the number of Directors serving on the Boards of Directors.

Equity Securities Beneficially Owned by Directors & Nominees

---------------------------------------- ------------------------------------------ ----------------------------------
      Name of Director or Nominee        Dollar Range of Equity Securities In The   Aggregate Dollar Range of Equity
                                                           Funds                    Securities In All Funds Overseen
                                                                                    or to be Overseen by Director or
                                                                                     Nominee in Family of Investment
                                                                                                Companies
---------------------------------------- ------------------------------------------ ----------------------------------
Ronald R. Warfield                       Growth: $10,001-$50,000
                                         Asset Allocation: $10,001-$50,000
                                         Tax Exempt: None                                     Over $100,000
                                         Short-Term Gov't: $1-$10,000
                                         Long-Term: $10,001-$50,000
                                         Money Market: $10,001-$50,000
---------------------------------------- ------------------------------------------ ----------------------------------
Robert L. Phelps                         Growth: $10,001-$50,000
                                         Asset Allocation: $1-$10,000
                                         Tax Exempt: None                                    $10,001-$50,000
                                         Short-Term Gov't: None
                                         Long-Term: None
                                         Money Market:$1-$10,000
---------------------------------------- ------------------------------------------ ----------------------------------
Charlot R. Cole                          Growth: $10,001-$50,000
                                         Asset Allocation: $10,001-$50,000
                                         Tax Exempt: $1-$10,000                              $10,001-$50,000
                                         Short-Term Gov't: None
                                         Long-Term: None
                                         Money Market: $1-$10,000
---------------------------------------- ------------------------------------------ ----------------------------------
Nancy J. Erickson                        Growth: None
                                         Asset Allocation: None
                                         Tax Exempt: None                                         None
                                         Short-Term Gov't: None
                                         Long-Term: None
                                         Money Market: None
---------------------------------------- ------------------------------------------ ----------------------------------
Ailene Miller                            Growth: Over $100,000
                                         Asset Allocation: None
                                         Tax Exempt: None                                     Over $100,000
                                         Short-Term Gov't: None
                                         Long-Term: None
                                         Money Market: None
---------------------------------------- ------------------------------------------ ----------------------------------
Wendell L. Shauman                       Growth: $1-$10,000
                                         Asset Allocation: $10,001-$50,000
                                         Tax Exempt: None                                    $10,001-$50,000
                                         Short-Term Gov't: None
                                         Long-Term: None
                                         Money Market: $1-$10,000
---------------------------------------- ------------------------------------------ ----------------------------------
Roger D. Grace                           Growth: None
                                         Asset Allocation: None
                                         Tax Exempt: None                                         None
                                         Short-Term Gov't: None
                                         Long-Term: None
                                         Money Market: None
---------------------------------------- ------------------------------------------ ----------------------------------


No Directors or Nominees hold any interest in the Funds' Adviser, Principal Underwriter or any person directly or indirectly controlling, controlled by or under common control with the Funds' Adviser or Principal Underwriter.

                               EXECUTIVE OFFICERS

Following is a list of the Funds' Executive Officers who are neither Directors nor Director nominees. Each Executive Officer was elected by the Directors is expected to serve until a successor is chosen and qualified, or until resignation or removal by the Boards. The business address of the Officers of the Funds is 1701 N. Towanda Avenue, Bloomington, Illinois 61702.


------------------------------- ------------------ -----------------------------------------------------------
    Name of Officer, Age &        Service Since           Principal Occupation(s) for Last Five Years
     Position With Funds
------------------------------- ------------------ -----------------------------------------------------------
------------------------------- ------------------ -----------------------------------------------------------
John Blackburn, 53                    2001         Chief Executive Officer: COUNTRY Insurance & Financial
Vice President                                     Services(1), 2001 to date; Senior Vice President
                                                   Marketing:  COUNTRY Insurance & Financial Services, 1996
                                                   to 2001.
------------------------------- ------------------ -----------------------------------------------------------
Robert W. Rush, Jr. , 56 Vice         1999         Executive Vice President & Trust Officer: Country Trust
President                                          Bank, 1999 to date: Chairman, President & CEO: Bank One
                                                   Illinois, 1972 to 1999
                                                   (includes predeccesor
                                                   positions and companies).
------------------------------- ------------------ -----------------------------------------------------------
Bruce D. Finks, 48                    1996         Vice President - Investments: Country Trust Bank, 1995 to
Vice President                                     date.
------------------------------- ------------------ -----------------------------------------------------------
Richard M. Miller, 63                 1992         Senior Vice President and Senior Trust Officer: Country
Vice President                                     Trust Bank, 1991 to date.
------------------------------- ------------------ -----------------------------------------------------------
Phillip T. Nelson, 44 Vice            2000         Director and Vice President:  Illinois Agricultural
President                                          Association and Affiliated Companies, 1999 to date; Vice
                                                   President: Country Trust Bank, 1999 to date; President -
                                                   LaSalle County Farm Bureau 1993 to 1999. Farmer.
------------------------------- ------------------ -----------------------------------------------------------
Paul M. Harmon, 59 General            1995         General Counsel: Illinois Agricultural Association and
Counsel & Secretary              (Secretary 1996   Affiliated Companies, 1996 to date; Secretary: Illinois
                                (General           Counsel) Agricultural Association and affiliated
                                                   companies, 1998 to date; General Counsel & Secretary,
                                                   Country Trust Bank, 1996 to date.
------------------------------- ------------------ -----------------------------------------------------------
David A. Magers, 46 Treasurer         1999         Vice President- Finance & Treasurer: Illinois
                                                   Agricultural Association and Affiliated Companies, 1998
                                                   to date; Controller:  Illinois Agricultural Association
                                                   and Affiliated Companies, 1988 to date.  Treasurer:
                                                   Country Trust Bank,  1998 to date.
------------------------------- ------------------ -----------------------------------------------------------
Richard F. Day, 61                    1992         Controller, Country Trust Bank, 1974 to date.
Controller
------------------------------- ------------------ -----------------------------------------------------------

               (1) COUNTRY Insurance & Financial Services is a group of insurance and financial services companies which includes:
                    Country Mutual Insurance Company, Country Preferred Insurance Company, Country Casualty Insurance Company, Country Life Insurance Company, Country Investors Life Assurance Company, Country Medical Plans, Inc., Country
                    Capital Management Company, Country Trust Bank and CC Services, Inc. and other Affiliated Companies.



REMUNERATION OF DIRECTORS AND OFFICERS

Directors of the Funds are  entitled to $200  (Growth  Fund) and $50 (each other
Fund) for each day or a portion thereof spent in a meeting or meetings of the Boards of Directors or while engaged in special work authorized by the President or the Boards of Directors and to reimbursement of expenses for each Directors' meeting attended or while engaged in special work authorized by the President or by the Boards of Directors, but no fees are paid to any Director if such Director is also a director, officer or employee of the investment adviser of the Funds. Directors and Officers receive no other compensation from the Fund for their services. During the fiscal year ended June 30, 2001, the aggregate amount of fees and expenses paid by the Funds to Directors and Officers was
-----------------.

The following table provides information about the compensation paid by the Funds to the nominees for their services as Fund Directors during the most recent fiscal year. The Funds paid no pension or retirement benefits to the Directors. The Funds pay no salary or other compensation to its Officers or the Interested Directors, who are compensated for their services by the Illinois Agricultural Association and its affiliated companies.


--------------------------- -------------------------------------- --------------------------------------
NAME OF PERSON, POSITION    AGGREGATE COMPENSATION FROM EACH       TOTAL COMPENSATION FROM EACH FUND
                            FUND FOR FISCAL YEAR ENDED JUNE 30,    AND FUND COMPLEX FOR FISCAL YEAR
                            2001                                   ENDED JUNE 30, 2001
--------------------------- -------------------------------------- --------------------------------------
Charlot R. Cole, Director   Growth:
                            Asset Allocation:
                            Tax Exempt:
                            Short-Term Gov't:
                            Long-Term:
                            Money Market:
--------------------------- -------------------------------------- --------------------------------------
Nancy J. Erickson, Director Growth:
                            Asset Allocation:
                            Tax Exempt:
                            Short-Term Gov't:
                            Long-Term:
                            Money Market:
--------------------------- -------------------------------------- --------------------------------------
Ailene Miller, Director     Growth:
                            Asset Allocation:
                            Tax Exempt:
                            Short-Term Gov't:
                            Long-Term:
                            Money Market:
--------------------------- -------------------------------------- --------------------------------------

                             BOARDS' RECOMMENDATION

            THE FUNDS' DIRECTORS RECOMMEND THAT THE SHAREHOLDERS VOTE
   FOR THE ELECTION OF EACH NOMINEE TO SERVE AS A DIRECTOR OF THE FUNDS UNTIL THE ELECTION OR APPOINTMENT OF THEIR SUCCESSOR(S).


Required Vote

A plurality of the shares of each of the Funds present in person or by proxy at the Meeting and entitled to vote is required to elect the Nominees.


                                  OTHER MATTERS

INFORMATION CONCERNING THE CURRENT ORGANIZATION OF THE FUNDS

The Funds are open-end management investment companies organized as corporations under the laws of the state of Maryland on August 5, 1965 (Growth Fund), March 20, 1978 (Asset Allocation Fund & Tax Exempt Bond Fund) and April 14, 1981 (Taxable Fixed Income Series Fund).

INFORMATION CONCERNING THE FUNDS' ADVISER

Country Trust Bank 808 IAA Drive, Bloomington, Illinois 61702, serves as investment adviser to the Funds, pursuant to Advisory Agreements dated September 29, 1992 (for the Growth, Tax Exempt and Money Market Funds), April 23, 1993 (for the Asset Allocation Fund) and October 1, 1996 (for the Short-Term Government Bond and Long-Term Bond Fund). The Adviser is organized as a federal thrift and is a bank as that term is defined in the Investment Company Act of 1940. The Adviser was previously organized as an Illinois corporation on December 30, 1970 and was reorganized as a federal thrift effective May 1, 2000. The Adviser exercises fiduciary powers as permitted by its charter with the Office of Thrift Supervision. For the fiscal year ended June 30, 2001, approximately 17% of the Adviser's income was received from trust service fees. The Adviser is supervised by the Office of Thrift Supervision.

INFORMATION CONCERNING THE FUNDS' DISTRIBUTOR AND ADMINISTRATOR

Quasar Distributors, LLC (the 'Distributor') is the distributor of the Funds pursuant to Distribution Agreements with each of the Funds dated September 1, 2000. The Distributor is a Wisconsin limited liability company formed on _______________, and is a broker-dealer registered with the SEC and a member of the National Association of Securities Dealers, Inc. The Distributor, located at 615 E. Michigan Street, Milwaukee, WI 53202 is a wholly-owned subsidiary of Firstar Mutual Fund Services, LLC (the administrator, transfer agent and accounting/pricing agent for the Fund). Firstar Mutual Fund Services, LLC is located at the same address as the Distributor. At the present time, the Distributor serves as distributor for ______ other nonaffiliated Fund groups.

INFORMATION CONCERNING THE FUNDS' INDEPENDENT ACCOUNTANTS

Audit services performed by PricewaterhouseCoopers LLP during the most recent fiscal year included examination of the financial statements of the Fund, review of filings with the Securities and Exchange Commission and preparation of tax returns.

During the fiscal year ended June 30, 2001, the Funds paid the following fees to PricewaterhouseCoopers LLP:

------------------- ---------------------------------- -------------------------
 Audit Fees          Financial Information Systems      All Other Fees1
                    Design and Implementation Fees1
------------------- ---------------------------------- -------------------------
 $-----              $ -----                            $-----
------------------- ---------------------------------- -------------------------

               1 The aggregate fees billed for financial information systems design and implementation services and all other fees include services rendered by PricewaterhouseCoopers LLP to the Funds, its investment adviser, and entities controlling, controlled by or under common control with the investment adviser that provide services to the Fund.

Effective  February  5, 2001,  new  Securities  and  Exchange  Commission  rules generally require the disclosure in a Fund's proxy statement of whether the Fund's Audit Committee considered whether the provision of non-audit services to the Fund and of professional services to the Fund's adviser and to entities controlling, controlled by, and under common control with, the Fund's adviser that provide services to the Fund is compatible with maintaining the independence of the Fund's independent accountants.

INFORMATION CONCERNING COMMITTEES

The Funds currently have an Executive Committee, Nominating Committee and an Audit Committee, but do not have a Compensation Committee.

The Executive Committee is currently comprised of Directors Warfield, Allen and Miller. Under the Bylaws of the Funds, the Executive Committee is empowered to exercise any and all of the powers of the Boards of Directors in the management of the business and affairs of the Funds. The Executive Committee did not hold any meetings during the last fiscal year. It is anticipated that the Trust will have an Executive Committee substantially identical to the current committee of the Funds.

The four (4) disinterested Directors (currently Herb Allen, Charlot Cole, Nancy Erickson and Ailene Miller) of the Funds serve on the Audit and Nominating Committee of the Funds' Boards of Directors. The functions of the Audit Committee include recommending independent auditors to the Boards, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Boards. The Audit Committee was formed by the Boards of Directors on April 30, 2001 and did not hold any meetings during the last fiscal year, but met subsequently on July 30, 2001. It is anticipated that the Trust will have an Audit Committee substantially identical to the current committee of the Funds.

The function of the Nominating Committee is to nominate for election (or appointment) non-interested Directors of the Funds. The Nominating Committee did not hold any meetings during the last fiscal year, but met subsequently on July 30, 2001 and nominated Roger D. Grace for election by the shareholders. It is anticipated that the Trust will have a Nominating Committee substantially identical to the current committee of the Funds.


                       INFORMATION CONCERNING THE MEETING

VOTING RIGHTS

Each share of the Funds is entitled to one vote and each fractional share is entitled to that fractional vote. The vote required to approve each proposal is described in the proposal.

Shares of the Funds represented in person or by proxy, including shares that abstain or do not vote on a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

SOLICITATION OF PROXIES

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Directors, Officers and employees of the Funds, by personnel of the Adviser, the Funds' principal distributor, and the Funds' transfer agent or by broker-dealer firms.

The  mailing  address of the Funds and the  Adviser is 1701 N.  Towanda  Avenue,
Bloomington,   Illinois   61702.   The  address  of  the   distributor,   Quasar
Distributors, LLC, is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

REVOKING PROXIES

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

          By filing a written notice of revocation with the Funds' distributor, Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

          By returning a duly executed proxy with a later date before the time of the meeting, or

          If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the Secretary of the Funds (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

OUTSTANDING SHARES AND QUORUM

As of June 30, 2001 the following number of shares of common stock of the each of the Funds were outstanding: Growth Fund, __________________________; Asset Allocation Fund, __________________; Tax Exempt Bond Fund ________________________; Taxable Fixed Income Series Fund,
__________________________ .

Only shareholders of record on August 31, 2001 (record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of each Fund that are entitled to vote will be considered a quorum for the transaction of business.

VOTING REQUIREMENTS

1. Approving the reorganization: two-thirds (2/3rds) of the outstanding shares of Country Growth Fund, Inc., Country Asset Allocation Fund, Inc., Country Tax Exempt Bond Fund, Inc. and Country Taxable Fixed Income Series Fund, Inc.

2. Election of Directors: A plurality of the shares of the Funds present in person or by proxy at the Meeting and entitled to vote.


OTHER BUSINESS

The Funds' Boards of Directors know of no business to be presented for consideration at the meeting other than the proposals in this proxy statement and the approval of the minutes of the 1996 annual meeting. Approval of the minutes indicates only that the minutes accurately reflect the events of the meeting. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

ADJOURNMENTS

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning that proposal. Any adjournment will require the affirmative vote of a majority of the Funds' shares present at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring that proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

TELEPHONE AND ELECTRONIC VOTING

In addition to soliciting proxies by mail, by fax or in person, the Funds may arrange to have votes recorded by telephone by Officers and employees of the Funds or by personnel of the Adviser or transfer agent. The telephone and electronic voting procedures are designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded.

          A shareholder will be called on a recorded line at the telephone number in the Funds' account records and will be asked to provide the shareholder's social security number of other identifying information.

          The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

          To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

OWNERSHIP OF SHARES OF THE FUND

To the knowledge of the Funds, as of June 30, 2001, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Funds.

------------------------------- ---------------------------- ---------------------- ----------------------------
             FUND                      ACCOUNT NAME               NUMBER OF SHARES       PERCENT OF SHARES
                                                                                        BENEFICIALLY OWNED
                                                                                     DIRECTLY OR INDIRECTLY ON
                                                                                           JUNE 30, 2001
------------------------------- ---------------------------- ---------------------- ----------------------------
Country Growth Fund, Inc.       IAATCO
                                c/o COUNTRYSM  Trust Bank           4,546,021.42               56.8%
                                808 IAA Drive
                                Bloomington, IL  61702
------------------------------- ---------------------------- ---------------------- ----------------------------
Country Asset Allocation        IAATCO
Fund, Inc.                      c/o COUNTRYSM  Trust Bank           1,001,127.47               75.4%
                                808 IAA Drive
                                Bloomington, IL  61702
------------------------------- ---------------------------- ---------------------- ----------------------------
Country Tax Exempt Bond Fund,   IAATCO
Inc.                            c/o COUNTRYSM  Trust Bank            149,788.81                8.2%
                                808 IAA Drive
                                Bloomington, IL  61702
------------------------------- ---------------------------- ---------------------- ----------------------------
Country Money Market Fund       IAATCO
                                c/o COUNTRYSM  Trust Bank           54,073,246.09              83.4%
                                808 IAA Drive
                                Bloomington, IL  61702
------------------------------- ---------------------------- ---------------------- ----------------------------
Country Short-Term Government   IAATCO
Bond Fund                       c/o COUNTRYSM  Trust Bank           2,578,784.88               93.0%
                                808 IAA Drive
                                Bloomington, IL  61702
------------------------------- ---------------------------- ---------------------- ----------------------------
Country Long-Term Bond Fund     IAATCO
                                c/o COUNTRYSM  Trust Bank            4,126,769.8               96.8%
                                808 IAA Drive
                                Bloomington, IL  61702
------------------------------- ---------------------------- ---------------------- ----------------------------
Country Asset Allocation        COUNTRY Life Insurance               96,227.589                7.24%
Fund, Inc.                      Company(R)
                                P.O. Box 2000
                                Bloomington, IL  61702-2000
------------------------------- ---------------------------- ---------------------- ----------------------------
Country Short-Term Government   COUNTRY Life Insurance               149,455.984               5.39%
Bond Fund                       Company(R)
                                P.O. Box 2000
                                Bloomington, IL  61702-2000
------------------------------- ---------------------------- ---------------------- ----------------------------
Country Tax Exempt Bond Fund    COUNTRY Mutual Insurance             234,484.573               12.8%
                                Company(R)
                                1701 Towanda Avenue
                                Bloomington, IL 61702
------------------------------- ---------------------------- ---------------------- ----------------------------


Security Ownership of Management: The Officers and Directors (and nominee Directors/Trustees) of each of the Funds do not own, as a group, more than one percent of any of the Funds.

Approximately 99.99% of the issued and outstanding stock of COUNTRY Life Insurance Company is owned by Illinois Agricultural Holding Co. and 98.30% of the shares of the latter company are owned by Illinois Agricultural Association(R) of 1701 N. Towanda Avenue, Bloomington, Illinois, an Illinois not-for-profit corporation which was formed to promote agriculture and the mutual interests of its members therein.


                                                     Respectfully Submitted,



August 31, 2001                                      Paul M. Harmon
Bloomington, Illinois                                Secretary




                                   APPENDIX 1

                                   PROXY CARD

                            COUNTRY GROWTH FUND, INC.
                       COUNTRY ASSET ALLOCATION FUND, INC.
                       COUNTRY TAX EXEMPT BOND FUND, INC.
                 COUNTRY TAXABLE FIXED INCOME SERIES FUND, INC.

--------------------------------------------------------------------------------

The undersigned holder of shares of beneficial interest of the COUNTRY Growth Fund, Inc., COUNTRY ASSET ALLOCATION FUND, INC., COUNTRY TAX EXEMPT BOND FUND, INC. or COUNTRY TAXABLE FIXED INCOME SERIES FUND, INC., (the "Funds") hereby constitutes and appoints Paul M. Harmon, or in his absence, David A. Magers, as proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Funds to be held on Monday, October 29, 2001 at Earl Smith Hall, Illinois Agricultural Association(R) Building, 1701
N. Towanda Avenue, Bloomington, Illinois, at 10:30 a.m. central time, and at any and all adjournments thereof, relating to all shares of the Fund(s) held by the undersigned or relating to all shares of the Fund(s) held by the undersigned which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned relating to the meeting are hereby revoked.

Specify your desired action by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of each item. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matters that properly come before the meeting.
--------------------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible.

Please sign exactly as your name or names appear above. When signing as attorney, executor, administrator, Trustee or guardian, please give your full title as such.

If a corporation, please sign in full corporate name by president or other authorized Officer.

If a partnership, please sign in partnership name by authorized person.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

-------------------------------------------------------------------------- -------------- ------------- --------------
VOTE ON PROPOSALS                                                               FOR       AGAINST       ABSTAIN
-------------------------------------------------------------------------- -------------- ------------- --------------
1.   To approve the Agreement and Plan of Reorganization                        [ ]           [ ]            [ ]
-------------------------------------------------------------------------- -------------- ------------- --------------
VOTE ON TRUSTEES                                                                FOR         AGAINST        ABSTAIN
                                                                                ALL           ALL
                                                                            (Except as
                                                                             Marked)*
-------------------------------------------------------------------------- -------------- ------------- --------------
2.   To elect the all of the nominees listed below to the Boards of
Directors (except as marked to the contrary below).                             [ ]           [ ]            [ ]

* Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.
---------------------------------------------------------------------------------------------------------------------
                               Ronald R. Warfield
                                Robert L. Phelps
                                 Charlot R. Cole
                                Nancy J. Erickson
                                  Ailene Miller
                               Wendell L. Shauman
                                 Roger D. Grace
-------------------------------------------------------------------------- -------------- ------------- --------------
3.   To transact any other business that may properly come    before the
meeting or any adjournment.                                                     [ ]           [ ]            [ ]
-------------------------------------------------------------------------- -------------- ------------- --------------

Signature (Joint Owners)            Date